SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 --------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 30, 2004

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                                Initial Depositor
             (Exact name of registrant as specified in its charter)

                         B2B Internet HOLDRS (SM) Trust
                      [Issuer with respect to the receipts]

                                    Delaware
                 (State or other jurisdiction of incorporation)

                                    333-96063
                             Commission File Number

                                   13-5674085
                      (I.R.S. Employer Identification No.)

                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                                 (212) 449-1000
              (Registrant's telephone number, including area code)





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Item 5.  Other Events

         Internet Capital Group, Inc. (NASDAQ:ICGE) announced a 1-for-20 reverse stock split effective May 10, 2004. Effective May 10, 2004 the share amount of Internet Capital Group, Inc. represented by a round lot of 100 B2B Internet HOLDRS was 0.75.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

    (c)  Exhibits

         99.1 B2B Internet HOLDRS Trust Prospectus Supplement dated June 30, 2004 to Prospectus dated July 7, 2003.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               MERRILL LYNCH, PIERCE, FENNER &
                                                 SMITH INCORPORATED


Date:  August 6, 2004                 By:      /s/ MITCHELL M. COX
                                               -------------------
                                               Name: Mitchell M. Cox
                                               Title:   Attorney-in-Fact


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                                  EXHIBIT INDEX

Number and Description of Exhibit
---------------------------------

(99.1) B2B Internet HOLDRS Trust Prospectus Supplement dated June 30, 2004 to Prospectus dated July 7, 2003.



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